EXHIBIT 10.6.8

                           CONSENT AND LIMITED WAIVER

      CONSENT AND LIMITED WAIVER (this "WAIVER"), dated as of July 27, 2005, among ATLAS FREIGHTER LEASING III, INC., a Delaware corporation (the "BORROWER"), the lenders from time to time party to the Credit Agreement (each a "LENDER" and, collectively, the "LENDERS"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.

                                   WITNESSETH:

      WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement, dated as of July 27, 2004 (as amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"); and

      WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to provide a waiver in respect of Section 6.5 of the Credit Agreement, and of certain provisions of the Leases, as provided herein;

      NOW, THEREFORE, it is agreed;

A.    LIMITED WAIVER TO THE CREDIT AGREEMENT

      1. Notwithstanding anything in Section 6.5 of the Credit Agreement to the contrary, effective on the Waiver Effective Date, the Lenders waive the limitation on Holdings and its Subsidiaries to, directly or indirectly, repurchase (the "REPURCHASE") from the employees and directors (the "RSU RECIPIENTS") of Holdings and its Subsidiaries that number of shares of Holdings' Common Stock necessary for Holdings to pay to such RSU Recipients an amount equal to all withholding taxes (including, without limitation, state, federal, local and FICA (if applicable)) imposed on such RSU Recipients in connection with the issuance by Holdings of up to 250,000 restricted share units to such RSU Recipients pursuant to Holdings' 2004 Long Term Incentive and Share Award Plan; PROVIDED that, before and after giving effect to such Repurchase, Holdings will be in compliance on a Pro Forma Basis with the covenant set forth in subsection 7(f)(2) of each of the Leases; and PROVIDED FURTHER that such Repurchase shall be excluded from the calculation of the $1,000,000 limit contained in Section 7(e)(2) of each of the Leases.

B.    CONSENT

      1. The Lenders hereby consent to the omnibus limited waiver in respect of the Leases in the form attached hereto as Exhibit A.

C.    MISCELLANEOUS PROVISIONS

      1. In order to induce the Lenders to enter into this Waiver, the Borrower hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Waiver Effective Date (as defined below), both before and after giving effect to this Waiver (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) there exists no Default or Event of Default on the Waiver Effective Date, both before and after giving effect to this Waiver.

      2. This Waiver is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

      3. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

      4. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      5. This Waiver shall become effective on the date (the "WAIVER EFFECTIVE DATE") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.

      6. From and after the Waiver Effective Date, all references in the Credit Agreement and in the other Loan Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

                                      * * *

      IN WITNESS WHEREOF, the undersigned have caused this Waiver to be duly executed and delivered as of the date first above written.

                                    ATLAS FREIGHER LEASING III, INC.

                                    By: /s/ William C. Bradley
                                        -----------------------------
                                        Name:  William C. Bradley
                                        Title: Treasurer & Secretary

                                    DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS, Individually and as Administrative
                                    Agent

                                    By: /s/ David J. Bell
                                        ------------------------
                                        Name:  David J. Bell
                                        Title: Managing Director

                                    By: /s/ Robert M. Wood
                                        -------------------------
                                        Name:  Robert M. Wood, Jr
                                        Title: Director

                                    ANCHORAGE CAPITAL MASTER OFFSHORE, LTD:

                                    By: /s/ Kevin Ulrich
                                        -------------------
                                        Name:  Kevin Ulrich
                                        Title: Director

                   [Signature Page to the Consent and Limited
              Waiver to the Amended and Restated Credit Agreement]

                                    NAME OF LENDER:

                                    ---------------------------------

                                    APEX (IDM) CDO I, LTD.
                                    By: Babson Capital Management LLC
                                        as Collateral Manager

                                    By: /s/ Russell D. Morrison
                                        --------------------------
                                        Name:  Russell D. Morrison
                                        Title: Managing Director

                   [Signature Page to the Consent and Limited
              Waiver to the Amended and Restated Credit Agreement]

                                    NAME OF LENDER:

                                    ---------------------------------

                                    ELC (CAYMAN) LTD. CDO SERIES 1999-I
                                    By: Babson Capital Management LLC
                                        as Collateral Manager

                                    By: /s/ Russell D. Morrison
                                        --------------------------
                                        Name:  Russell D. Morrison
                                        Title: Managing Director

                   [Signature Page to the Consent and Limited
              Waiver to the Amended and Restated Credit Agreement]

        `                           NAME OF LENDER:

                                    FERNWOOD RESTRUCTURINGS LIMITED

                                    By: /s/ Robert Gaviglio
                                        ----------------------
                                        Name:  Robert Gaviglio
                                        Title: VP

                   [Signature Page to the Consent and Limited
              Waiver to the Amended and Restated Credit Agreement]

                                    NAME OF LENDER:

                                    FERNWOOD FOUNDATION FUND LLC

                                    By: /s/ Robert Gaviglio
                                        ----------------------
                                        Name:  Robert Gaviglio
                                        Title: VP

                   [Signature Page to the Consent and Limited
              Waiver to the Amended and Restated Credit Agreement]

                                    NAME OF LENDER:

                                    FERNWOOD ASSOCIATES LLC

                                    By: /s/ Robert Gaviglio
                                        ----------------------
                                        Name:  Robert Gaviglio
                                        Title: VP

                   [Signature Page to the Consent and Limited
              Waiver to the Amended and Restated Credit Agreement]

                                    GOLDMAN SACHS CREDIT PARTNERS L.P.:

                                    -----------------------------------

                                    By: /s/ Pedro Ramirez
                                        ---------------------------
                                        Name:  Pedro Ramirez
                                        Title: Authorized Signatory

                   [Signature Page to the Consent and Limited
              Waiver to the Amended and Restated Credit Agreement]

                                    NAME OF LENDER:
                                    DiMaio Ahmad Capital LLC as advisor to
                                    Lispenard Street Credit (Master) Ltd.

                                    By: /s/ Nasser Ahmad
                                        ------------------------
                                        Name:  Nasser Ahmad
                                        Title: Managing Director

                    Signature Page to the Consent and Limited
           Waiver to the AFL III Amended and Restated Credit Agreement

                                    NAME OF LENDER:

                                    Restoration Holdings Ltd.

                                    By: /s/ Pamela M. Lawrence
                                        -------------------------
                                        Name:  Pamela M. Lawrence
                                        Title: Director

                   [Signature Page to the Consent and Limited
              Waiver to the Amended and Restated Credit Agreement]

                                    NAME OF LENDER:

                                    RZB Finance LLC

                                    By: /s/ Christoph Hoedl
                                        ---------------------------
                                        Name:  Christoph Hoedl
                                        Title: Group Vice President

                                        /s/ Dan Dobrjanskyj
                                        DAN DOBRJANSKYJ
                                        VICE PRESIDENT

                   [Signature Page to the Consent and Limited
              Waiver to the Amended and Restated Credit Agreement]

                                    -------------------------------------

                                    Sankaty High Yield Partners III, L.P.

                                    -------------------------------------

                                    By: /s/ Kristin W. Mugford
                                        -------------------------
                                        Name:  KRISTIN W. MUGFORD
                                        Title: MANAGING DIRECTOR

                   [Signature Page to the Consent and Limited
              Waiver to the Amended and Restated Credit Agreement]

                                    -------------------------------------

                                    Sankaty High Yield Partners II, L.P.

                                    By: /s/ Kristin W. Mugford
                                        -------------------------
                                        Name:  KRISTIN W. MUGFORD
                                        Title: MANAGING DIRECTOR

                   [Signature Page to the Consent and Limited
              Waiver to the Amended and Restated Credit Agreement]

                                    ----------------------------------------

                                    Sankaty High Yield Asset Partners, L.P.

                                    ----------------------------------------

                                    By: /s/ Kristin W. Mugford
                                        -----------------------------
                                        Name:  KRISTIN W. MUGFORD
                                        Title: MANAGING DIRECTOR

                   [Signature Page to the Consent and Limited
              Waiver to the Amended and Restated Credit Agreement]

                                    ----------------------------------------

                                    Sankaty Advisors, LLC as Collateral
                                    Manager for Prospect Funding I,
                                    LLC as Term Lender

                                    By: /s/ Kristin W. Mugford
                                        -----------------------------
                                        Name:  KRISTIN W. MUGFORD
                                        Title: MANAGING DIRECTOR

                   [Signature Page to the Consent and Limited
              Waiver to the Amended and Restated Credit Agreement]

                                    NAME OF LENDER:
                                    SOL Loan Funding LLC, for itself or as
                                    agent for SOL2 Loan Funding LLC.

                                    --------------------------------------

                                    By: /s/ Dominic Blea
                                        -----------------------------
                                        Name:   DOMINIC BLEA
                                        Title:  AS ATTORNEY-IN-FACT

                   [Signature Page to the Consent and Limited
              Waiver to the Amended and Restated Credit Agreement]

                                    NAME OF LENDER:

                                    SUFFIELD CLO, LIMITED
                                    By: Babson Capital Management LLC
                                        as Collateral Manager

                                    ----------------------------------

                                    By: /s/ Russell D. Morrison
                                        -----------------------------
                                        Name:   Russell D. Morrison
                                        Title:  Managing Director

                   [Signature Page to the Consent and Limited
              Waiver to the Amended and Restated Credit Agreement]

                                    NAME OF LENDER:

                                    U.S. BANK NATIONAL ASSOCIATION

                                    By: /s/ Dale L. Welke
                                        -----------------------------
                                        Name:  Dale L. Welke
                                        Title: Vice President

                   [Signature Page to the Consent and Limited
              Waiver to the Amended and Restated Credit Agreement]

                            OMNIBUS LIMITED WAIVER(1)

      OMNIBUS LIMITED WAIVER (this "WAIVER"), dated as of July 27, 2005, among ATLAS AIR WORLDWIDE HOLDINGS, INC. ("HOLDINGS"), ATLAS FREIGHTER LEASING III, INC., a Delaware corporation ("LESSOR"), ATLAS AIR, INC., a Delaware corporation ("LESSEE") and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent under the Credit Agreement (in such capacity, the "AGENT"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Leases referred to below are used herein as therein defined.

                                  WITNESSETH:

      WHEREAS, the Lessor, the lenders from time to time party thereto (each a "LENDER" and, collectively, the "LENDERS") and the Agent have entered into an Amended and Restated Credit Agreement, dated as of July 27, 2004 (as amended, supplemented or otherwise modified, the "CREDIT AGREEMENT");

      WHEREAS, Lessor and Lessee are party to fourteen Amended and Restated Lease Agreements, each dated as of July 27, 2004 (each a "LEASE" and, collectively, the "LEASES"), which Leases are further described on Annex A attached hereto; and

      WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to provide a waiver in respect of Section 7(e) of each of the Leases as provided herein;

      NOW, THEREFORE, it is agreed;

A.    LIMITED WAIVER TO THE LEASES

      1. Notwithstanding anything in Section 7(e) of the Credit Agreement to the contrary, effective on the Waiver Effective Date, the Lenders waive the limitation on Holdings and its Subsidiaries to, directly or indirectly, repurchase (the "REPURCHASE") from the employees and directors (the "RSU RECIPIENTS") of Holdings and its Subsidiaries that number of shares of Holdings' Common Stock necessary for Holdings to pay to such RSU Recipients an amount equal to all withholding taxes (including, without limitation, state, federal, local and FICA (if applicable)) imposed on such RSU Recipients in connection with the issuance by Holdings of up

----------

(1) This Waiver to the Amended and Restated Lease Agreement has been executed in several counterparts. To the extent, if any, that this Waiver to the Amended and Restated Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Waiver to the Amended and Restated Lease Agreement may be created through the transfer or possession of any counterpart other than the original. The counterpart to be deemed the original shall be the counterpart that contains the receipt therefor executed by Deutsche Bank Trust Company Americas, as Administrative Agent, on the signature page thereof and no security interest in this Waiver to the Amended and Restated Lease Agreement may be created through the transfer of any counterpart other than said original counterpart.

to 250,000 restricted share units to such RSU Recipients pursuant to Holdings' 2004 Long Term Incentive and Share Award Plan; PROVIDED that, before and after giving effect to such Repurchase, Holdings will be in compliance on a Pro Forma Basis with the covenant set forth in subsection 7(f)(2) of each of the Leases; and PROVIDED FURTHER that such Repurchase shall be excluded from the calculation of the $1,000,000 limit contained in Section 7(e)(2) of each of the Leases.

B.    MISCELLANEOUS PROVISIONS

      1. In order to induce the Agent to enter into this Waiver, Holdings hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Leases are true and correct in all material respects on and as of the Waiver Effective Date, both before and after giving effect to this Waiver (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) there exists no Default or Event of Default on the Waiver Effective Date, both before and after giving effect to this Amendment.

      2. This Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Leases.

      3. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with Holdings and the Agent.

      4. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      5. This Waiver shall become effective on the date (the "WAIVER EFFECTIVE DATE") when Holdings, Lessor, Lessee and the Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Agent.

      6. From and after the Waiver Effective Date, all references in the Leases and in the other Loan Documents to the Leases shall be deemed to be referenced to the Leases as modified hereby.

                                      * * *

      IN WITNESS WHEREOF, the undersigned have caused this Waiver to be duly executed and delivered as of the date first above written.

                                    ATLAS FREIGHTER LEASING III, INC.

                                    BY: /s/ William C. Bradley
                                        -----------------------------
                                        Name:  William C. Bradley
                                        Title: Treasurer & Secretary

                                    ATLAS AIR, INC.

                                    BY: /s/ Dorinda Pannozzo
                                        -----------------------------
                                        Name:  Dorinda Pannozzo
                                        Title: Assistant Treasurer

Accepted and Agreed:

                                    ATLAS AIR WORLDWIDE HOLDINGS, INC.

                                    By: /s/ Jeffrey H. Erickson
                                        -----------------------------
                                        Name:  JEFFREY H. ERICKSON
                                        Title: PRESIDENT & CEO

Accepted and Agreed:

                                    DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS, as Agent

                                    By: /s/ David J. Bell
                                        -----------------------------
                                        Name:  David J. Bell
                                        Title: Managing Director

                                    By: /s/ Robert M. Wood
                                        -----------------------------
                                        Name:  Robert M. Wood, Jr.
                                        Title: Director